Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Steve Coli Tel: 408-333-6208 scoli@brocade.com

Brocade Reports Fiscal Q2 Results

Strong Ethernet Recovery and Healthy End-User Demand for SAN Lead Way for Solid Quarter

SAN JOSE, Calif., May 20, 2010 — Brocade® (NASDAQ: BRCD) today reported financial results for its second fiscal quarter ended May 1, 2010. Brocade recorded quarterly revenues of $501 million or a decrease of one percent year-over-year, resulting in a diluted earnings per share (EPS) of $0.05 on a GAAP basis and $0.13 on a non-GAAP basis.

“Q2 was highlighted by a strong recovery in our Ethernet business, particularly in the Federal sector, which grew over 160% sequentially. The quarter highlights also included robust end-user demand for our storage networking products, measured on a sell-through basis, driven by positive macro trends such as the growth of the Fibre Channel market,” said Michael Klayko, CEO of Brocade.

Klayko continued: “Looking forward, we will continue to aggressively pursue the initiatives we have put into place to continue to drive sales of our Ethernet solutions to help meet our long-term goals for that part of our business. We are also encouraged by the apparent stabilization and recovery of IT spending trends globally that should help drive further momentum for our overall business in the second, and typically stronger, half of our fiscal year.”

In addition to this press release, Brocade management has posted prepared comments and slides on its Fiscal Q2 results and outlook at www.BRCD.com. Brocade will host a live webcast conference call to answer questions from investors and analysts at 2:30 p.m. Pacific time. Questions may also be submitted in advance to ir@brocade.com.

Other Q2 product, customer and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

•	Q2 revenue was $501.0 million, decreasing 7.1% sequentially and 1.1% year-over-year.

•	Q2 GAAP EPS (diluted) was $0.05, decreasing 54.5% sequentially and increasing from a loss in Q2 2009.

•	Q2 non-GAAP EPS (diluted) was $0.13, decreasing 31.6% sequentially and increasing 18.2% year-over-year.

•	Q2 non-GAAP operating margin was 20.5% versus 26.0% in Q1 2010 and 18.8% in Q2 2009.

•	Q2 effective GAAP tax rate was (3.9)%; non-GAAP effective tax-rate was 24.4%.

•	Q2 Adj. EBITDA was $116.4 million, down from $154.7 million in Q1 2010 and $119.9 million in Q2 2009.

•	Q2 total Storage Area Networking (SAN) port shipments were approximately 1.0 million.

	Q2 2010	Q1 2010	Q2 2009
Revenue	$501.0M	$539.5M	$506.3M
GAAP net income (loss) (1)	$22.4 M	$51.1 M	$(66.1	)M
Non-GAAP net income	$62.7 M	$94.0 M	$47.1 M
GAAP EPS – diluted (1)	$0.05	$0.11	$(0.17)
Non-GAAP EPS – diluted	$0.13	$0.19	$0.11
Non-GAAP gross margin	56.7%	59.3%	56.2%
Non-GAAP operating margin	20.5%	26.0%	18.8%
Adjusted EBITDA (2)	$116.4M	$154.7M	$119.9M
Cash provided by operations	$67.7M	$69.1M	$107.3M

Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

Brocade

1745 Technology Dr., San Jose, CA 95110

T. 408.333.8000 F. 408.333.8101

www.brocade.com

As a % of total revenues	Q2 2010	Q1 2010	Q2 2009
OEM revenues	63%	71%	62%
Channel/Direct revenues	37%	29%	38%
10% or greater customer revenues	44%	54%	43%
Domestic revenues	65%	63%	69%
International revenues	35%	37%	31%
Data Storage Revenues	56%	65%	58%
Ethernet Products Revenues	26%	18%	24%
Federal % of Ethernet Revenues (3)	28%	13%	18%
Stackable % of Ethernet Revenues (3)	36%	39%	26%
Chassis % of Ethernet Revenues (3)	64%	61%	74%
Enterprise % of Ethernet Revenues (3)	78%	84%	78%
Service Providers % of Ethernet Revenues (3)	22%	16%	22%
Global Services Revenue	18%	17%	17%

	Q2 2010	Q1 2010	Q2 2009
Cash, cash equivalents and investments	$290.4M	$501.1M	$236.9M
Deferred revenues	$246.7M	$236.4M	$244.4M
Capital expenditures – non-campus related	$19.7M	$16.7M	$15.7M
Capital expenditures – campus related	$42.4M	$30.6M	$21.9M
Total debt, net of discount (1)	$981M	$1,176M	$1,162M
Days sales outstanding	54 days	47 days	49 days
Employees at end of period	4,245	4,114	3,800

1)	Retrospectively adjusted as a result of applying new standard that changed the accounting for convertible debt instruments.
2)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.
3)	Ethernet revenues include product and support revenues.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.

Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees associated with certain pre-acquisition litigation, (ii) legal fees associated with indemnification obligations to former directors and officers and other related costs, net, (iii) acquisition and integration costs (in connection with the Foundry acquisition), (iv) in-process research and development charges (in connection with the Foundry acquisition), (v) loss on sale of property, (vi) acquisition-related financing charges, (vii) interest expense related to adoption of new standard relating to convertible debt instruments, (viii) goodwill and acquisition related intangibles impairment, and (ix) restructuring costs and facilities leases losses.

Management also excludes the following non-cash charges in determining non-GAAP net income: (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

Limitations. These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income (loss) and net income (loss) per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement

This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s market positioning and opportunities, including continued growth in storage networking and success of our Ethernet products. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the effect of changes in IT spending levels, market competition and changes in the industry, Brocade’s ability to successfully introduce new products and services on a timely basis and capitalize on current or past investments in technologies and go-to-market opportunities, and Brocade’s ability to manage its business effectively in a rapidly evolving market. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 30, 2010. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade

Brocade® (NASDAQ GS: BRCD) develops extraordinary networking solutions that enable today’s complex, data-intensive businesses to optimize information connectivity and maximize the business value of their data. For more information, visit www.brocade.com.

# # #

Brocade, the B-wing symbol, BigIron, DCX, Fabric OS, FastIron, IronPoint, IronShield, IronView, IronWare, JetCore, NetIron, SecureIron, ServerIron, StorageX and TurboIron are registered trademarks, and DCFM, Extraordinary Networks and SAN Health are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.

© 2010 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	May 1, 2010	May 2, 2009 (1)	May 1, 2010	May 2, 2009 (1)
Net revenues
Product	$409,885	$418,034	$858,970	$780,634
Service	91,098	88,266	181,505	157,257

Total net revenues	500,983	506,300	1,040,475	937,891
Cost of revenues
Product	188,389	199,374	380,961	350,565
Service	49,311	47,133	98,787	85,118

Total cost of revenues	237,700	246,507	479,748	435,683

Gross margin	263,283	259,793	560,727	502,208
Operating expenses:
Research and development	89,351	96,295	179,433	164,746
Sales and marketing	99,812	104,898	190,178	178,064
General and administrative	15,941	21,295	32,180	39,683
Legal fees associated with indemnification obligations and other related costs	277	19,814	578	39,113
Amortization of intangible assets	16,190	21,385	33,242	34,614
Acquisition and integration costs	—	2,391	204	3,344
Restructuring costs and facilities lease loss benefit, net	—	2,329	—	2,329
In-process research and development	—	—	—	26,900
Goodwill and acquisition related intangible assets impairment	—	53,306	—	53,306

Total operating expenses	221,571	321,713	435,815	542,099

Income (loss) from operations	41,712	(61,920)	124,912	(39,891)
Interest income and other loss, net	(903)	90	(831)	(3,721)
Interest expense	(19,522)	(28,374)	(41,595)	(51,653)
Gain (loss) on sale of investments and property, net	253	341	(8,575)	(523)

Income (loss) before provision for (benefit from) income taxes	21,540	(89,863)	73,911	(95,788)
Income tax provision (benefit)	(840)	(23,770)	436	(5,797)

Net income (loss)	$22,380	$(66,093)	$73,475	$(89,991)

Net income (loss) per share – basic	$0.05	$(0.17)	$0.17	$(0.24)

Net income (loss) per share – diluted	$0.05	$(0.17)	$0.15	$(0.24)

Shares used in per share calculation – basic	442,816	387,143	440,948	381,673

Shares used in per share calculation – diluted	479,166	387,143	481,714	381,673

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	May 1, 2010	October 31, 2009 (1)
Assets
Current assets:
Cash and cash equivalents	$287,233	$334,193
Short-term investments	3,131	4,678
Restricted cash	—	12,502

Total cash, cash equivalents and short-term investments and restricted cash	290,364	351,373
Accounts receivable, net	297,539	297,819
Inventories	76,819	72,152
Deferred tax assets	77,155	84,629
Prepaid expenses and other current assets	70,006	79,302

Total current assets	811,883	885,275
Property and equipment, net	488,699	442,408
Goodwill	1,655,371	1,659,934
Intangible assets, net	405,313	470,872
Non-current deferred tax assets	199,020	184,713
Other assets	45,752	28,218

Total assets	$3,606,038	$3,671,420

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$107,388	$181,249
Accrued employee compensation	120,957	160,832
Deferred revenue	185,071	174,870
Current liabilities associated with facilities lease losses	6,839	10,769
Current portion of capital lease obligations	800	—
Revolving credit facility	—	14,050
Current portion of term loan	23,159	38,822
Convertible subordinated debt	—	169,332
Other accrued liabilities	106,460	105,263

Total current liabilities	550,674	855,187
Non-current capital lease obligations, net of current portion	3,423	—
Term loan, net of current portion	358,412	860,114
Senior Secured Notes	595,169	—
Non-current liabilities associated with facilities lease losses	8,380	10,150
Non-current deferred revenue	61,647	60,575
Non-current income tax liability	88,674	92,276
Other non-current liabilities	15,936	15,114

Total liabilities	1,682,315	1,893,416

Stockholders’ equity
Common stock	444	434
Additional paid-in capital	1,981,829	1,901,238
Accumulated other comprehensive loss	(14,277)	(5,920)
Accumulated deficit	(44,273)	(117,748)

Total stockholders’ equity	1,923,723	1,778,004

Total liabilities and stockholders’ equity	$3,606,038	$3,671,420

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended May 1, 2010 and May 2, 2009

(in thousands)

(unaudited)

	Three Months Ended
	May 1, 2010	May 2, 2009 (1)
Cash flows from operating activities:
Net income (loss)	$22,380	$(66,093)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Excess tax benefit (detriment) from employee stock plans	(63)	651
Depreciation and amortization	46,600	54,377
Loss on disposal of property and equipment	645	593
Amortization of debt issuance costs and original issue discount	5,121	7,051
Net gains on investments and marketable equity securities	(385)	(342)
Provision for doubtful accounts receivable and sales allowances	2,823	3,079
Non-cash compensation expense	30,146	40,111
Capitalization of interest cost	(3,720)	(2,000)
Non-cash facilities lease loss benefit	—	(339)
Asset impairment charge	—	53,306
Changes in assets and liabilities:
Restricted cash	12,500	—
Accounts receivable	(23,691)	(12,009)
Inventories	(4,067)	19,409
Prepaid expenses and other assets	5,576	20,380
Deferred tax assets	—	651
Accounts payable	(28,909)	15,443
Accrued employee compensation	18,675	6,739
Deferred revenue	10,339	17,767
Other accrued liabilities	(23,235)	(49,721)
Liabilities associated with facilities lease losses	(3,013)	(1,704)

Net cash provided by operating activities	67,722	107,349

Cash flows from investing activities:
Purchases of property and equipment	(62,070)	(37,634)
Purchases of short-term investments	—	(55)
Proceeds from maturities and sale of short-term investments	1,787	10,168
Proceeds from maturities and sale of long-term investments	—	115

Net cash used in investing activities	(60,283)	(27,406)

Cash flows from financing activities:
Payment of convertible subordinated debt	(172,500)	—
Payment of fees related to issuance of bonds	(3,002)	—
Payment of principal related to the term loan	(15,699)	(75,000)
Payment of revolving credit facility	(14,050)	—
Excess tax (benefit) detriment from employee stock plans	63	(651)
Proceeds from issuance of common stock, net	9,788	28,638
Common stock repurchases	(20,003)	—

Net cash used in financing activities	(215,403)	(47,013)

Effect of exchange rate fluctuations on cash and cash equivalents	(1,386)	(341)

Net increase (decrease) in cash and cash equivalents	(209,350)	32,589
Cash and cash equivalents, beginning of period	496,583	190,038

Cash and cash equivalents, end of period	$287,233	$222,627

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Six Months Ended May 1, 2010 and May 2, 2009

(in thousands)

(unaudited)

	Six Months Ended
	May 1, 2010	May 2, 2009 (1)
Cash flows from operating activities:
Net income (loss)	$73,475	$(89,991)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Excess tax benefit (detriment) from employee stock plans	(63)	986
Depreciation and amortization	97,613	94,131
Loss on disposal of property and equipment	9,459	1,150
Amortization of debt issuance costs and original issue discount	11,784	10,597
Net (gains) losses on investments and marketable equity securities	(217)	518
Provision for doubtful accounts receivable and sales allowances	5,867	5,350
Non-cash compensation expense	51,668	58,192
Capitalization of interest cost	(7,035)	(4,044)
Asset impairment charge	—	53,306
In-process research and development	—	26,900
Non-cash facilities lease loss benefit	—	(339)
Changes in assets and liabilities:
Restricted cash	12,502	—
Accounts receivable	(5,588)	(24,053)
Inventories	(4,668)	33,806
Prepaid expenses and other assets	10,557	18,152
Deferred tax assets	—	651
Accounts payable	(68,644)	(48,637)
Accrued employee compensation	(48,480)	(40,319)
Deferred revenue	11,274	35,448
Other accrued liabilities	(7,199)	(23,200)
Liabilities associated with facilities lease losses	(5,476)	(5,025)
Liability associated with class action lawsuit	—	(160,000)

Net cash provided by (used in) operating activities	136,829	(56,421)

Cash flows from investing activities:
Purchases of property and equipment	(109,387)	(73,452)
Purchases of short-term investments	(24)	(55)
Proceeds from maturities and sale of short-term investments	1,788	146,465
Proceeds from maturities and sale of long-term investments	—	30,173
Proceeds from sale of property	30,185	—
Decrease in restricted cash	—	1,075,079
Net cash paid in connection with acquisitions	—	(1,297,482)

Net cash used in investing activities	(77,438)	(119,272)

Cash flows from financing activities:
Payment of convertible subordinated debt	(172,500)	—
Payment of senior underwriting fees related to the term loan	—	(30,525)
Payment related to the term loan	(522,244)	(75,000)
Excess tax (benefit) detriment from employee stock plans	63	(986)
Payment of revolving credit facility	(14,050)	—
Payment of fees related to issuance of bonds	(3,002)	—
Proceeds from issuance of common stock, net	39,819	37,186
Common stock repurchases	(20,003)	—
Proceeds from issuance of bonds	587,968	—
Proceeds from revolving credit facility	—	14,050

Net cash used in financing activities	(103,949)	(55,275)

Effect of exchange rate fluctuations on cash and cash equivalents	(2,402)	(290)

Net decrease in cash and cash equivalents	(46,960)	(231,258)
Cash and cash equivalents, beginning of period	334,193	453,884

Cash and cash equivalents, end of period	$287,233	$222,626

Supplemental Schedule of non-cash investing activities:
Fair value of stock options and unvested awards assumed in exchange for acquired Foundry assets	$—	$254,312

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	May 1, 2010	May 2, 2009 (1)
Net income (loss) on a GAAP basis	$22,380	$(66,093)
Adjustments:
Stock-based compensation expense included in cost of revenues	6,342	6,825
Amortization of intangible assets expense included in cost of revenues	14,467	17,987
Legal fees associated with certain pre-acquisition litigation	17	—

Total gross margin adjustments	20,826	24,812

Legal fees associated with indemnification obligations and other related costs	277	19,814
Stock-based compensation expense included in research and development	8,933	12,329
Stock-based compensation expense included in sales and marketing	10,938	14,684
Stock-based compensation expense included in general and administrative	3,933	6,273
Amortization of intangible assets expense included in operating expenses	16,190	21,385
Acquisition and integration costs	—	2,391
Restructuring costs and facilities lease losses	—	2,329
Goodwill and acquisition related intangibles impairment	—	53,306

Total operating expense adjustments	40,271	132,511

Total operating income adjustments	61,097	157,323
Loss on sale of property	(47)	—
Interest expense related to adoption of new standards relating to convertible debt instruments	348	1,976
Income tax effect of adjustments	(21,044)	(46,080)

Non-GAAP net income	$62,734	$47,126

Non-GAAP net income per share – basic	$0.14	$0.12

Non-GAAP net income per share – diluted	$0.13	$0.11

Shares used in non-GAAP per share calculation – basic	442,816	387,143

Shares used in non-GAAP per share calculation – diluted	481,290	432,331

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Six Months Ended
	May 1, 2010	May 2, 2009 (1)
Net income (loss) on a GAAP basis	$73,475	$(89,991)
Adjustments:
Stock-based compensation expense included in cost of revenues	10,859	10,133
Amortization of intangible assets expense included in cost of revenues	32,316	29,955
Legal fees associated with certain pre-acquisition litigation	317	—

Total gross margin adjustments	43,492	40,088

Legal fees associated with indemnification obligations and other related costs	578	39,113
Stock-based compensation expense included in research and development	15,116	17,670
Stock-based compensation expense included in sales and marketing	19,033	20,874
Stock-based compensation expense included in general and administrative	6,660	9,515
Amortization of intangible assets expense included in operating expenses	33,243	34,613
Acquisition and integration costs	204	3,344
Restructuring costs and facilities lease losses	—	2,329
In-process research and development	—	26,900
Goodwill and acquisition related intangibles impairment	—	53,306

Total operating expense adjustments	74,834	207,664

Total operating income adjustments	118,326	247,752
Loss on sale of property	8,737	—
Acquisition-related financing charges	—	4,366
Interest expense related to adoption of new standards relating to convertible debt instruments	2,490	3,898
Income tax effect of adjustments	(46,284)	(55,344)

Non-GAAP net income	$156,744	$110,681

Non-GAAP net income per share – basic	$0.36	$0.29

Non-GAAP net income per share – diluted	$0.32	$0.26

Shares used in non-GAAP per share calculation – basic	440,948	381,673

Shares used in non-GAAP per share calculation – diluted	488,818	424,056

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

See explanation of non-GAAP information included herein.